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                              AMENDMENT NO. 1 TO

                             AMENDED AND RESTATED

                         TRADEMARK LICENSE AGREEMENT


     THIS AMENDMENT NO. 1 is made as of the 31st day of December, 1997 (this "Amendment"), by and between FAMOUS VALUE BRANDS, a division of PHILIP MORRIS INCORPORATED, a Virginia corporation with offices at 120 Park Avenue, New York, New York 10017 ("Manufacturer"), and CORE-MARK INTERRELATED COMPANIES, INC., a California corporation with offices at 395 Oyster Point Boulevard, Suite 415, South San Francisco, California 94080 ("Licensor").

     WHEREAS, this Amendment is an amendment to that certain Amended and Restated Trademark License Agreement, dated as of July 1, 1993 (the "Amended and Restated Trademark and License Agreement"), between Manufacturer and Licensor.

     NOW, THEREFORE, Manufacturer and Licensor agree as follows:

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                                    ARTICLE I

                                   AMENDMENTS

     Section 1.1 AMENDMENT TO SECTION 3. The Amended and Restated Trademark License Agreement is hereby amended by deleting the reference to "December 31, 1998" contained in Section 3 and inserting in lieu thereof "December 31, 2001 (or December 31, 2002, if the Manufacturing Agreement shall have been extended to such date)".

                                    ARTICLE II

                                GENERAL PROVISIONS

     Section 2.1 NO FURTHER MODIFICATION. The Amended and Restated Trademark License Agreement shall remain in full force and effect on the terms and conditions contained therein and herein, and shall not be deemed to be amended, modified or supplemented in any respect except as expressly set forth in this Amendment. For purposes of this Amendment, each of the representations, warranties and agreements of Licensor in Section 5 of the Amended and Restated Trademark License Agreement shall be deemed to be made by Licensor on and as of the date hereof.

     Section 2.2 SEVERABILITY. If any provision of this Amendment is determined to be invalid or


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unenforceable, the provision shall be deemed to be severable from the remainder of this Amendment and shall not cause the invalidity or unenforceability of the remainder of this Amendment.

     Section 2.3 GOVERNING LAW. This Amendment shall be governed by and construed in accordance with the laws of the State of New York (other than the choice of law provisions thereof).

     Section 2.4 ENTIRE AGREEMENT. This Amendment constitutes the entire agreement between the parties with respect to the subject matter hereof.


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     IN WITNESS WHEREOF the parties have duly executed this Amendment as of the date first set out above.

FAMOUS VALUE BRANDS, A                 CORE-MARK INTERRELATED
DIVISION OF PHILIP MORRIS               COMPANIES, INC.
INCORPORATED, A VIRGINIA
CORPORATION


By: /s/ Roy Anise                      By: /s/ Robert A. Allen
   ---------------------------            ---------------------------
Its: V.P. - Discount Brands               Robert A. Allen
     ----------------------               President
Dated: 12/29/97                        Dated: 12/16/97


The undersigned agrees and consents
to each of the terms and conditions
of this Amendment No. 1:

CORE-MARK INTERNATIONAL INC.


By: /s/ Robert A. Allen
   ---------------------------
   Robert A. Allen
   President

Dated:


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